UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-36186	87-0267292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2979 SE Gran Park Way, Stuart, Florida 34997
(Address of Principal Executive Offices)

(772) 287-2414
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  X . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 14, 2015, Liberator Medical Holdings, Inc. (the “Company”) issued a press release regarding financial results for the fiscal year ended September 30, 2015, and announced the declaration of a dividend of up to $0.0325 per share of its common stock. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of, and for the year ended September 30, 2015. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Additional Information about the Transaction

In connection with the proposed merger with C. R. Bard, Inc. and the required shareholder approval, the Company filed with the U.S. Securities and Exchange Commission (SEC) a preliminary proxy statement on December 11, 2015. The Company also intends to file with the SEC and mail to its shareholders a definitive proxy statement. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE COMPANY. The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the merger. Information about the Company’s executive officers and directors and their ownership of the Company stock is set forth in the proxy statement for the Company’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on August 11, 2015.  Other information regarding the interests of the participants in the proxy solicitation is set forth in the preliminary proxy statement, as it may be amended, that was filed with the SEC on December 11, 2015, and will be set forth in the definitive proxy statement that the Company intends to file with the SEC.  Shareholders may obtain free copies of the proxy statement and the other documents filed by the Company with the SEC (when they are available) at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the proxy statement and other documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate website at www.ir.liberatormedical.com, by contacting the Company’s investor relations by telephone at (772) 287-2414, or by mail at Liberator Medical Holdings, Inc., 2979 SE Gran Park Way, Stuart, Florida 34997, Attention: Investor Relations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on December 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.

Registrant

Dated: December 14, 2015

/s/ Robert J. Davis

Robert J. Davis, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on December 14, 2015.